                                                               EXHIBIT 10.39





                          STOCK PURCHASE AGREEMENT


                                   BETWEEN


                       APPLIED DIGITAL SOLUTIONS, INC.


                                     AND


                          DIGITAL ANGEL CORPORATION





                               August 14, 2003

                          STOCK PURCHASE AGREEMENT


       This Stock Purchase Agreement is entered into as of August 14, 2003, by Applied Digital Solutions, Inc., a Missouri corporation (the "Purchaser" or
                                                              ---------
"ADSX"), and its majority-owned subsidiary, Digital Angel Corporation, a
 ----
Delaware corporation ("Seller" or "DOC").
                       ------      ---


                           PRELIMINARY STATEMENTS

        For strategic investment purposes, ADSX wishes to purchase from DOC and DOC wishes to sell to ADSX newly-issued shares of the common stock of DOC in consideration for newly-issued shares of the common stock of ADSX (which will be registered for resale pursuant to the provisions of the Securities Act of 1933, as amended) on the terms and subject to the conditions set forth in this Agreement.

                                  Agreement

        In consideration of the preliminary statements and the respective mutual covenants, representations and warranties herein contained, the parties hereto agree as set forth below.

                                  ARTICLE I

                                 Definitions

       In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

       "ADSX Common Stock" shall mean the common stock of ADSX, par value
        -----------------
$.001 per share.

       "ADSX VWAP" means, for any date, the daily volume weighted average
        ---------
price of the ADSX Common Stock for such date as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP (volume average price) function.

       "ADSX Warrant Exercise Shares" means the shares of ADSX Common Stock
        ----------------------------
which may be used as payment of the Warrant exercise price at the election of ADSX in accordance with Section 3(c) of the Warrant.

       "Agreement" shall mean this Stock Purchase Agreement together with
        ---------
all exhibits and schedules referred to herein.

       "Agreement Effective Date" shall mean the date of execution of this
        ------------------------
Agreement.

       "Commission" shall mean the Securities and Exchange Commission.
        ----------

       "DOC Common Stock" shall mean the common stock of DOC, par value
        ----------------
$.005 per share.

       "DOC Registrable Shares" shall mean all of the DOC Shares and the
        ----------------------
Warrant Shares collectively.

       "DOC VWAP" means, for any date, the daily volume weighted average
        --------
price of the DOC Common Stock for such date as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP (volume average price) function.

       "Effective Date" means the date the Registration Statement is first
        --------------
declared effective by the Commission.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, as
        ------------
amended.

       "Filing Date" means, with respect to the Registration Statement filed
        -----------
hereunder, the 60th calendar day following the Agreement Effective Date.

       "Person" shall mean any natural person, corporation, unincorporated
        ------
organization, partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity.

       "Registration Rights Agreement" means that certain registration
        -----------------------------
rights agreement, dated June 30, 2003, between ADSX and the holders of its 8.5% Convertible Exchangeable Debentures.

       "Registration Statement" means the registration statement to be filed
        ----------------------
by ADSX hereunder by Section 8.1, subject to receipt of a certain waiver described herein, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

       "SEC Reports" means all reports required to be filed by ADSX and DOC
        -----------
under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof.

       "Securities Act" shall mean the Securities Act of 1933, as amended.
        --------------

       "Trading Day" means a day on which the DOC Common Stock is traded on
        -----------
the American Stock Exchange and a day on which the ADSX Common Stock is traded on the Nasdaq SmallCap Market, or if the ADSX Common Stock is not listed on the Nasdaq SmallCap Market, a day on which the ADSX Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated.

       "Warrant" means the DOC Common Stock purchase warrant to purchase
        -------
1,000,000 shares of DOC Common Stock, exercisable commencing February 1, 2004, for a period of five years, in the form of Exhibit A delivered to ADSX
                                                 ---------
on the Closing Date in accordance with Section 7.1.

       "Warrant Shares" means the shares of DOC Common Stock issuable upon
        --------------
exercise of the Warrant.

                                 ARTICLE II

                    Purchase of Securities; Consideration

       2.1 Securities to be Purchased. On and subject to the terms and
           --------------------------
conditions set forth herein, on the Closing Date, DOC shall sell to ADSX, and ADSX shall purchase from DOC, all of DOC's right, title and interest in and to an aggregate of 3,000,000 shares of DOC Common Stock at $2.64 per share ("Fixed Price") (the "DOC Shares").
        -----------         ----------

       2.2 Consideration. The purchase price for the DOC Shares shall be
           -------------
$7,920,000 ("Purchase Price"), payable by ADSX on the Closing Date (as
             --------------
defined hereunder) by delivery, in the aggregate, of the number of shares of ADSX Common Stock equal to the Purchase Price divided by the ADSX Per Share Exchange Price (as defined hereunder) (the "ADSX Exchange Shares").
                                            --------------------

       2.3 Place of Closing; Closing Date. The closing of the purchase and
           ------------------------------
sale of the DOC Shares under this Agreement will take place at the offices of the Purchaser or other location as may be mutually agreed by Purchaser and Seller, and shall occur on the business day following the Effective Date (the "Closing Date").
      ------------

       2.4 Closing Price. The per share exchange price for the ADSX Exchange
           -------------
Shares issuable under this Agreement on the Closing Date (the "ADSX Per
                                                               --------
Share Exchange Price" or, the "Closing Price") shall equal the average of
--------------------
the ADSX VWAP for the ten (10) Trading Days immediately preceding (and not including) the Closing Date; provided, however, in the event that the ADSX
                             -----------------
Per Share Exchange Price is less than $.40 (the "Floor Price"), then ADSX
                                                 -----------
shall have the option, which may be exercised or waived in its sole discretion, to (x) postpone the Closing Date for a period not to exceed thirty calendar (30) days, such alternative closing date within the thirty
(30) day postponement period as may be mutually agreed upon by ADSX and DOC, and with the express understanding that the Floor Price closing condition shall be applicable on such alternative closing date, or (y) to terminate this Agreement pursuant to Sections 2.5 and 9.1.

       2.5 Termination Based Upon ADSX Per Share Exchange Price.
           ----------------------------------------------------
Notwithstanding anything herein to the contrary, if the ADSX Per Share Exchange Price on the Closing Date is calculated to be less than the Floor Price, then ADSX shall be entitled to terminate at its option any and all of its obligations under this Agreement by delivery of a written notice to DOC to such effect.

       2.6 Deliveries of DOC Shares and ADSX Exchange Shares on the
           --------------------------------------------------------
Closing Date. Subject to the terms and conditions of this Agreement and
------------
including but not limited to the closing requirements of Section 7.1, on the Closing Date: (i) DOC will deliver to ADSX via ADSX's DTC account through the Depository Trust Company DWAC system, that number of DOC Shares being purchased as calculated in Section 2.1, and (ii) ADSX will, upon receipt of the DOC Shares in the DWAC system, deliver to DOC via DOC's DTC account through the Depository Trust Company DWAC system, that number of ADSX Exchange Shares being exchanged in consideration for the DOC Shares as calculated in Section 2.2.

       2.7 Fractional Shares. DOC and ADSX shall receive a whole number of
           -----------------
shares of DOC Shares and ADSX Exchange Shares, respectively, and no fractional shares of DOC Shares and ADSX Exchange Shares shall be issued. In lieu of fractional shares, DOC and ADSX shall deliver to the other respective party, cash or a company check in the amount of the fractional share(s) otherwise issuable to ADSX or DOC by the other party based on the Closing Price or Fixed Price respectively.

                                 ARTICLE III

                    Representations and Warranties of DOC

       In order to induce ADSX to enter into this Agreement and to consummate the transaction contemplated hereby, DOC makes the representations and warranties set forth below to ADSX.

       3.1 Organization; Standing and Power. DOC is a corporation duly
           --------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

       3.2 Authorization; Enforceability. The execution, delivery and
           -----------------------------
performance of this Agreement by DOC and the consummation by DOC of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by DOC, and constitutes the legal, valid and binding obligation of DOC, enforceable in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

       3.3 No Violation or Conflict. The execution, delivery and performance
           ------------------------
of this Agreement by DOC and the consummation by DOC of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority, or any provision of DOC's Certificate of Incorporation or Bylaws; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of DOC pursuant to any material instrument or agreement to which DOC is a party or by which DOC or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing Date.

       3.4 Consent of Governmental Authorities. Other than in connection
           -----------------------------------
with the Securities Act, the Exchange Act and the rules of the American Stock Exchange, no consent, approval or authorization of, or registration, qualification or filing with any federal, state or local governmental or regulatory authority is required to be made by DOC in connection with the execution, delivery or performance by DOC of this Agreement or the consummation by DOC of the transactions contemplated hereby.

       3.5 Validity of Securities. When issued in accordance with this
           ----------------------
Agreement, the DOC Shares, the Warrant, and the Warrant Shares shall be duly and validly authorized, legally issued and outstanding, fully paid and non-assessable, shall not have been issued in violation of the preemptive rights of any Person, and free and clear of all liens and encumbrances.

        3.6 Absence of Material Adverse Changes; Disclosure of Material
            -----------------------------------------------------------
Non-Public Information; SEC Reports. Since the filing by DOC of its Annual
-----------------------------------
Report on Form 10-K for the fiscal year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, with the Commission, there have been no material adverse changes to the assets, liabilities, business or condition (financial or otherwise) of DOC, and all disclosures of material non-public information required pursuant to the Securities Act and the Exchange Act have been made accordingly. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                 ARTICLE IV

                   Representations and Warranties of ADSX

       In order to induce DOC to enter into this Agreement and to consummate the transaction contemplated hereby, ADSX makes the representations and warranties set forth below to DOC.

       4.1 Organization; Standing and Power. ADSX is a corporation duly
           --------------------------------
incorporated, validly existing and in good standing under the laws of the State of Missouri with the requisite corporate power and authority to own and use its properties and assets and to carry on it business as currently conducted.

       4.2 Authorization; Enforceability. The execution, delivery and
           -----------------------------
performance of this Agreement by ADSX and the consummation by ADSX of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by ADSX, and constitutes the legal, valid and binding obligation of ADSX, enforceable in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

       4.3 No Violation or Conflict. The execution, delivery and performance
           ------------------------
of this Agreement by ADSX and the consummation by ADSX of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority, or any provision of ADSX's Articles of Incorporation or Bylaws; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of ADSX pursuant to any material instrument or agreement to which ADSX is a party or by which ADSX or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing Date.

       4.4 Consent of Governmental Authorities. Other than in connection
           -----------------------------------
with the Securities Act, the Exchange Act and the rules of the Nasdaq SmallCap Market, no consent, approval or authorization of, or registration, qualification or filing with any federal, state or local governmental or regulatory authority is required to be made by ADSX in connection with the execution, delivery or performance by ADSX of this Agreement or the consummation by ADSX of the transactions contemplated hereby.

       4.5 Validity of Securities. When issued in accordance with this
           ----------------------
Agreement, the ADSX Exchange Shares shall be duly and validly authorized, legally issued and outstanding, fully paid and non-assessable, shall not have been issued in violation of the preemptive rights of any Person, and free and clear of all liens and encumbrances.

        4.6 Absence of Material Adverse Changes; Disclosure of Material
            -----------------------------------------------------------
Non-Public Information; SEC Reports. Since the filing by ADSX of its Annual
-----------------------------------
Report on Form 10-K for the fiscal year ended December 31, 2002, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, and its Current Report on Form 8-K dated July 9, 2003, with the Commission, there have been no material adverse changes to the assets, liabilities, business or condition (financial or otherwise) of ADSX, and all disclosures of material non-public information required pursuant to the Securities Act and the Exchange Act have been made accordingly. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE V

                                  Covenants

       5.1 Confidentiality. Except as otherwise required in the performance
           ---------------
of obligations under this Agreement and except as otherwise required by law, any nonpublic information received by a party or its advisors from the other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transaction contemplated by this Agreement. The obligation of confidentiality shall not extend to information
(a) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or a person to whom a party has provided such information, (b) which is or becomes known by or available to a party to this Agreement on a nonconfidential basis prior to its disclosure by one party to the other pursuant to this Agreement, or (c) which is or becomes available to a party on a nonconfidential basis from a source other than a party to this Agreement. Upon termination of this Agreement, each party shall promptly return any confidential information received from the other party and, upon request, shall destroy any copies of such information in its possession. The covenants of the parties contained in this Section 5.1 shall survive any termination of this Agreement.

       5.2 Notification. Each party to this Agreement shall promptly notify
           ------------
the other parties in writing of the occurrence, or pending or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect. Any such notification shall not limit or alter any of the representations, warranties or covenants of the parties set forth in this Agreement nor any rights or remedies a party may have with respect to a breach of any representation, warranty or covenant.

        5.3 Further Assurances. The parties hereto shall deliver any and all
            ------------------
other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the DOC Shares, the Warrant, the Warrant Shares and the ADSX Exchange Shares and to consummate the transactions contemplated by this Agreement.

                                 ARTICLE VI

                            Additional Agreements

       6.1 Survival of the Representations and Warranties. The
           ----------------------------------------------
representations and warranties of ADSX and of DOC set forth in this Agreement shall terminate immediately following the Closing Date (or any alternative closing date).

       6.2 Investigation. The representations, warranties, covenants and
           -------------
agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties for purposes of this Agreement.

       6.3 Arbitration. Any and all claims, disputes or matters in
           -----------
controversy arising under this Agreement which the parties are unable to settle by mutual agreement shall be resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association as in force at the time ("AAA").
                          ---

                (a) A party which desires to submit a claim, dispute or controversy to binding arbitration under this Section 6.3 shall so notify the other parties, and if after 30 days from the date of such notice the claim, dispute or controversy remains unsettled, any party may petition the AAA for arbitration of the claim, dispute or controversy. Matters submitted to arbitration shall be resolved in accordance with the decision of a panel of three arbitrators selected by the AAA. The arbitrators shall be experienced in the resolution of commercial disputes arising in the context of negotiated acquisitions of businesses, and the place of arbitration shall be West Palm Beach, Florida.

                (b) The three arbitrators shall investigate the facts and shall hold hearings at which the parties to this Agreement may present evidence and arguments, be represented by counsel and conduct cross-examination. In determining any question, matter or dispute before them, the arbitrators shall apply the provisions of this Agreement and shall not have the power to add to, modify or change any of the provisions of this Agreement. The three arbitrators shall render a written decision upon the matter presented to them by a majority vote within 90 days after the date on which the hearings and presentation of evidence are concluded, unless a longer period is provided under the rules of the AAA. The decision rendered by the arbitrators shall be final and binding on, and unappealable by, the parties. Judgment upon the decision rendered in such arbitration may be entered by any court having jurisdiction thereof. No party to an arbitration proceeding shall be considered in default hereunder during the pendency of arbitration proceedings relating to a disputed default. If the three arbitrators fail to render a timely decision, then, to the extent permitted by law, any party shall have the right to institute an action or proceeding in such court as shall be appropriate in the circumstances, and, upon the institution of such action, the arbitration proceeding shall be terminated and shall be of no further force and effect. The arbitrators shall determine in what proportion the parties shall bear the fees and expenses of the arbitrators, and each party shall otherwise bear its own fees and expenses, including expenses of legal counsel and other advisors or consultants. It is the intention of the parties that arbitration as described above be the sole and exclusive means available to them for the resolution of claims, disputes or matters in controversy arising under this Agreement, other than claims, disputes and matters arising under those provisions referred to in the first sentence of this
Section 6.3, and only in the event that the arbitrators fail to render a decision in accordance with the foregoing provisions shall a party have the right to institute legal action with respect to such claim, dispute or matter. Accordingly, it shall be a complete defense to any action instituted by a party with respect to a claim, dispute or matter in controversy under this Agreement that such claim, dispute or matter has not first been submitted to arbitration in accordance with the foregoing provisions.



                                 ARTICLE VII

                        Closing; Conditions Precedent

       7.1 Closing. All proceedings to be taken and all documents to be
           -------
executed on the Closing Date shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. On the Closing Date, DOC shall deliver to ADSX (i) the DOC Shares in accordance with the procedure described in Section 2.5, free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto; (ii) the Warrant executed by a duly authorized representative of DOC; (iii) certificate of the Secretary of State of Delaware as of a recent date as to the good standing of DOC and its Certificate of Incorporation; (iv) such other documents as may be specified, or required to satisfy the conditions set forth, in Sections 7.2 and 7.3; and (v) such other documents and instruments as ADSX may reasonably request. On the Closing Date, ADSX shall deliver to DOC (i) the ADSX Exchange Shares in accordance with the procedure described in Section 2.6, free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto; (ii) certificate of the Secretary of State of Missouri as of a recent date as to the good standing of ADSX and its Articles of Incorporation, as amended; (iii) such other documents as may be specified, or required to satisfy the conditions set forth, in Sections 7.2 and 7.3; and (iv) such other documents and instruments as DOC may reasonably request.

       7.2 Conditions Precedent to the Obligations of ADSX. All of the
           -----------------------------------------------
obligations of ADSX under this Agreement are subject to the satisfaction at or prior to the Closing Date (or any alternative closing date) of each and every one of the following conditions.

                (a) Representations and Warranties True. Each of the
                    -----------------------------------
representations and warranties of DOC contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transaction contemplated hereby shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of such date.

                (b) Performance. DOC shall have performed and complied in
                    -----------
all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date.

                (c) Consents. DOC shall have obtained all material
                    --------
authorizations, consents, waivers and approvals as may be required to consummate the transaction contemplated by this Agreement.

                (d) DOC Audit Committee and Board Approval. The Audit
                    --------------------------------------
Committee and the Board of Directors of DOC shall have approved the execution, delivery and performance of this Agreement by DOC.

                (e) Seller's Certificate. DOC shall have delivered to ADSX
                    --------------------
a certificate executed by DOC, dated the Closing Date, certifying in such detail as ADSX may reasonably request, that the conditions specified in Sections 7.2(a), (b) and (c) above have been fulfilled and as to such other matters as ADSX may reasonably request.

       7.3 Conditions Precedent to the Obligations of DOC. All of the
           ----------------------------------------------
obligations of DOC under this Agreement are subject to the satisfaction at or prior to the Closing Date (or any alternative closing date) of each and every one of the following conditions.

                (a) Representations and Warranties True. Each of the
                    -----------------------------------
representations and warranties of ADSX contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transaction contemplated hereby shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of such date.

                (b) Performance. ADSX shall have performed and complied in
                    -----------
all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

                (c) Consents. ADSX shall have obtained all material
                    --------
authorizations, consents, waivers and approvals as may be required to consummate the transaction contemplated by this Agreement.

                (d) ADSX Audit Committee and Board Approval. The Audit
                    ---------------------------------------
Committee and the Board of Directors of ADSX shall have approved the execution, delivery and performance of this Agreement by ADSX.

                (e) Purchaser's Certificate. ADSX shall have delivered to
                    -----------------------
DOC a certificate executed by ADSX, dated the Closing Date, certifying in such detail as DOC may reasonably request, that the conditions specified in Sections 7.3(a), (b) and (c) above have been fulfilled and as to such other matters as DOC may reasonably request.

                                ARTICLE VIII

                                Registration

         8.1 ADSX Exchange Shares' Registration Rights. On or prior to the
             -----------------------------------------
Filing Date, ADSX shall prepare and file with the Commission the Registration Statement covering the resale of the ADSX Exchange Shares for an offering to be made under the Securities Act, or include the ADSX Exchange Shares by piggyback on such other registration statement as may be filed by ADSX. The Registration Statement shall be on Form S-1 (noting that ADSX is not now eligible to register for resale the Securities on Form S-3) and shall contain a "Plan of Distribution" approved by both DOC and ADSX. Subject to the terms of this Agreement and the piggyback registration option described herein, ADSX shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date when all ADSX Exchange Shares covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to ADSX pursuant to a written opinion letter to such effect, addressed and acceptable to ADSX's transfer agent. ADSX shall notify DOC via facsimile or e-mail, followed by regular U.S. Mail, of the effectiveness of the Registration Statement immediately after ADSX receives notification of the effectiveness of such Registration Statement from the Commission; PROVIDED, HOWEVER, IN NO EVENT SHALL ADSX BE
                               -----------------
REQUIRED TO FILE THE REGISTRATION STATEMENT BY THE FILING DATE UNLESS ADSX SHALL HAVE RECEIVED A WRITTEN WAIVER ACCEPTABLE TO ADSX BY NO LATER THAN AUGUST 30, 2003, FROM THE HOLDERS OF THE ADSX 8.5% CONVERTIBLE EXCHANGEABLE DEBENTURES, OF SECTION 6(C) OF THE REGISTRATION RIGHTS AGREEMENT, AND SUCH FILING OF THE REGISTRATION STATEMENT SHALL NOT BE REQUIRED TO BE MADE HEREUNDER UNTIL SUCH DATE AS ADSX DETERMINES IN ITS SOLE DISCRETION THAT SUCH FILING IS ALLOWED BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT.

         8.2 ADSX Warrant Exercise Shares' Piggyback Registration Rights. In
             -----------------------------------------------------------
the event that ADSX exercises its rights pursuant to Section 3(c) of the Warrant, and for a period of no more than twelve months commencing on the date of exercise of the Warrant, when ADSX proposes to file a registration statement ADSX will prior to such filing give written notice to DOC of its intention to do so and, upon the written request of DOC given within ten
(10) days after ADSX provides such notice, ADSX shall use its good faith efforts to cause all ADSX Warrant Exercise Shares which ADSX has been requested by DOC to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of DOC.

         8.3  DOC Registrable Shares' Registration Rights;  Piggyback
              -------------------------------------------------------
Registration; Demand Registration.
---------------------------------

         (a) At any time and from time to time after the date of this Agreement, whenever DOC proposes to file a registration statement DOC will prior to such filing give written notice to ADSX of its intention to do so and, upon the written request of ADSX given within ten (10) days after DOC provides such notice, DOC shall use its good faith efforts to cause all DOC Registrable Shares which DOC has been requested by ADSX to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of ADSX.

         (b) At any time and from time to time after the date of this Agreement, upon receipt of a written request from ADSX specifying the number of DOC Registrable Shares that ADSX desires to register for public sale, DOC promptly shall prepare and file with the Commission under the Securities Act within 120 days of the written request a registration statement covering a public offering of the DOC Registrable Shares and shall use all reasonable efforts to cause the registration statement to become effective as soon as is practicable. If permitted by the Securities Act, DOC shall use a Form S-3 registration statement (or any successor form) to register the DOC Registrable Shares pursuant to this Section 8.2(b). If it is ineligible to use a Form S-3 registration statement, DOC may use any other form of SEC registration statement that it considers appropriate, as long as DOC is eligible to use the form and the form does not impair in any way ADSX's ability to publicly offer and sell any DOC Registrable Shares compared to such ability if DOC were eligible to use Form S-3.

                                 ARTICLE IX

                                 Termination

         9.1 Termination. This Agreement may be terminated as follows: (i)
             -----------
by mutual written consent of the parties at any time prior to the Closing Date; (ii) ADSX or DOC may terminate this Agreement by giving written notice to the other party at any time prior to the Closing Date if either ADSX or DOC has breached any representation, warranty or covenant contained in this Agreement in any material respect; and (iii) ADSX may terminate this Agreement pursuant to Section 2.5.

       9.2 Effect of Termination. If ADSX or DOC terminates this Agreement
           ---------------------
pursuant to Section 9.1(ii) or if ADSX terminates this Agreement pursuant to 9.1(iii) above, all rights and obligations of the parties hereunder shall terminate without any liability of any party to the other party.

                                  ARTICLE X

                                Miscellaneous

       10.1 Notices. Any notice, demand, claim or other communication under
            -------
this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or, (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery, (b) in the case of certified U.S. mail, five days after deposit in the U.S. mail, or (c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise.

       10.2 Entire Agreement. This Agreement contains every obligation and
            ----------------
understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

       10.3 Binding Effect. This Agreement shall be binding upon and inure
            --------------
to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

       10.4 Assignment. This Agreement may not be assigned by any party
            ----------
without the written consent of the other party.

       10.5 Waiver and Amendment. Any representation, warranty, covenant,
            --------------------
term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by its Chairman, President or any Vice President or other person, who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

       10.6 Severability. In the event that any one or more of the
            ------------
provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

       10.7 Expenses. Each party agrees to pay, without right of
            --------
reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

       10.8 Headings. The section and other headings contained in this
            --------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

       10.9 Counterparts. This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

       10.10 Time of Essence. Wherever time is specified for the doing or
             ---------------
performance of any act hereunder, time shall be considered of the essence.

       10.11 Litigation; Prevailing Party. If, notwithstanding the
             ----------------------------
provisions of Section 6.3 regarding arbitration hereunder, any litigation is instituted with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay all reasonable fees and expenses of counsel for the prevailing party.

       10.12 Injunctive Relief. It is possible that remedies at law may be
             -----------------
inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

       10.13 Remedies Cumulative. No remedy made available by any of the
             -------------------
provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

       10.14 Governing Law. This Agreement has been entered into and shall
             -------------
be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

       10.15 Jurisdiction and Venue. If, notwithstanding the provisions of
             ----------------------
Section 6.3 regarding arbitration hereunder, any litigation is instituted with regard to this Agreement, this Agreement shall be subject to the exclusive jurisdiction of the courts of Palm Beach County, Florida. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Palm Beach County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Palm Beach County, Florida has been brought in an inconvenient forum.

       10.16 Participation of Parties. The parties hereto acknowledge that
             ------------------------
this Agreement and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

       10.17 Preliminary Statements. The parties hereto acknowledge that the
             ----------------------
preliminary statements contained herein shall be deemed part of this Agreement and shall be binding upon the parties.

                       [signatures on following page]

       IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                            APPLIED DIGITAL SOLUTIONS, INC.

                                            By: /s/ Scott Silverman
                                               --------------------------------
                                            Name: Scott Silverman
                                                 ------------------------------
                                            Title: Chief Executive Officer
                                                  -----------------------------

                                            Address for Notice:
                                            ------------------
                                            400 Royal Palm Way
                                            Suite 410
                                            Palm Beach, FL  33480
                                            Attn: Scott R. Silverman, CEO
                                            Tel:  (561) 805-8056
                                            Fax:  (561) 805-8001


With a copy to:                             Holland & Knight LLP
                                            701 Brickell Avenue
                                            Suite 3000
                                            Miami, FL  33131
                                            Attn: Harvey Goldman, Esq.
                                            Tel: (305)789-7506
                                            Fax: (305)789-7799

                                            DIGITAL ANGEL CORPORATION

                                            By: /s/ Randolph K. Geissler
                                               --------------------------------
                                            Name: Randolph K. Geissler
                                            Title:  Chief Executive Officer

                                            Address for Notice:
                                            ------------------
                                            490 Villaume Corporation
                                            South St. Paul, MN  55075
                                            Attn:  Randolph K. Geissler
                                            Tel: (651) 455-1621
                                            Fax: (651) 455-0413


With a copy to:                             Winthrop & Weinstine
                                            Suite 3500
                                            225 South Sixth Street
                                            Minneapolis, MN  55402
                                            Attn: Richard Hoel, Esq.
                                            Tel: (612) 604-6400
                                            Fax: (612) 604-6800

                                  Schedules
                                  ---------


                               (as necessary)